HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

THE HILLMAN FOCUSED ADVANTAGE FUND

THE HILLMAN ADVANTAGE EQUITY FUND

SUPPLEMENT

Dated October 4, 2007

This Supplement to the Statement of Additional Information (“SAI”) dated January 29, 2007 for The Hillman Focused Advantage Fund and The Hillman Advantage Equity Fund (each a “Fund” and collectively the “Funds”), each a series of the Hillman Capital Management Investment Trust, updates the SAI to revise the information as described below. For further information, please contact the Funds toll-free at 1-800-525-3863. You may also obtain additional copies of the Funds’ Prospectuses and SAI, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Fund toll-free at the number above.

•	The following paragraphs are being added to the section of the SAI entitled “Other Investment Policies” that begins on page 2:

“Foreign Securities. The Funds may invest directly in foreign securities traded on U.S. national exchanges or over-the-counter domestic exchanges; foreign securities represented by American Depository Receipts (“ADRs”), as described below; and foreign securities traded on foreign exchanges. The Funds may also invest in foreign currency-denominated fixed-income securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than would apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income that a Fund receives from its investments.

ADRs provide a method whereby the Funds may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.”

•

The “Investment Limitations” section that begins on page 8 of the SAI is being amended to remove the non-fundamental operating restrictions regarding (i) investments in securities of issuers which have a record of less than three years’ continuous operation and (ii) the purchase of foreign securities. The “Investment Limitations” section is hereby amended in its entirety to read as follows:

“Each Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of a Fund. A “majority” for this purpose, means, with respect to a Fund, the lesser of (i) 67% of a Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase.

With respect to 75% of its total assets, the Advantage Equity Fund will not invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations).

In addition, as a matter of fundamental policy, neither the Focused Advantage Fund nor the Advantage Equity Fund may:

(1)	Invest for the purpose of exercising control or management of another issuer;
(2)

Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Funds may invest in the readily marketable securities of companies which own or deal in such things; purchase or sell commodities or commodities contracts (although it may purchase put options on stock index futures, put options on financial futures, stock index futures contracts, and put options on portfolio securities, and may write covered call options);

(3)	Underwrite securities issued by others except to the extent the Funds may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;
(4)	Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);
(5)	Participate on a joint or joint and several basis in any trading account in securities;
(6)

Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations), but the Focused Advantage Fund MAY invest more than 25% of the value of its total assets in one or more sectors as described under the non-fundamental operating restrictions below;

(7)	Make loans of money or securities, except that the Funds may invest in repurchase agreements; or
(8)	Issue senior securities, borrow money, or pledge its assets.

The Funds also have adopted a number of non-fundamental operating restrictions. These restrictions may be changed by the Trustees without shareholder approval.

Under these non-fundamental operating restrictions, the Focused Advantage Fund may not invest more than 25% of the value of its total assets in any one sector EXCEPT that the Focused Advantage Fund may invest more than 25% of the value of its total assets in one or more of the following sectors: financial sector, healthcare sector, retail sector, and technology sector.

In addition, under the Funds’ non-fundamental operating restrictions, neither the Focused Advantage Fund nor the Advantage Equity Fund may:

(1)          Invest in the securities of any issuer if any of the officers or Trustees of the Trust or its investment advisor own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer;

(2)          Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation; or

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

With respect to fundamental investment limitation #6 above, the Focused Advantage Fund cannot invest more than 25% of its total assets in any one industry or group of industries, but may invest more than 25% of its total assets in the sectors described above. For example, the Focused Advantage Fund might invest more than 25% of its total assets in the financial sector, but would not invest more than 25% of its total assets in a particular industry in the financial sector, such as banking or insurance.”

Investors Should Retain This Supplement for Future Reference

3